Exhibit 99.1

                               CASH ELECTION FORM
              RELATING TO UNITS OF LIMITED PARTNERSHIP INTEREST OF PS PARTNERS V, LTD., A CALIFORNIA LIMITED PARTNERSHIP


         Please read and follow carefully the instructions set forth below, which set forth the requirements that need to be complied with in order to make an effective election. Nominees, trustees or other persons who hold units of limited partnership interest ("Units") of PS Partners V, Ltd., a California Limited Partnership (the "Partnership") in a representative capacity are directed to Instruction F(4).

         TO BE EFFECTIVE, THIS CASH ELECTION FORM, PROPERLY COMPLETED AND SIGNED IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS, MUST BE RECEIVED BY BANKBOSTON, N.A. (THE "EXCHANGE AGENT") NAMED BELOW, AT THE APPROPRIATE ADDRESS SET FORTH BELOW, NO LATER THAN THE ELECTION DEADLINE (AS DEFINED IN INSTRUCTION
A). DELIVERIES MADE TO ADDRESSES OTHER THAN THE ADDRESS FOR THE EXCHANGE AGENT SET FORTH BELOW DO NOT CONSTITUTE VALID DELIVERIES, AND THE EXCHANGE AGENT WILL NOT BE RESPONSIBLE THEREFOR.

         HOLDERS OF UNITS WHO INTEND TO RECEIVE PUBLIC STORAGE, INC. ("PSI") COMMON STOCK IN THE MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM.

         This Cash Election Form is to be executed and returned to the Exchange Agent at one of the following addresses:

        By Mail                  By Hand          By Overnight Courier      For Assistance            For Informaion
-----------------------   ---------------------   ---------------------  ---------------------   ---------------------
    BankBoston, N.A.      Securities Transfer &     BankBoston, N.A.       BankBoston, N.A.        Public Storage, Inc.
  c/o Boston Equiserve     Reporting Services     c/o Boston Equiserve   c/o Boston Equiserve    Investor Services Dept.
     P.O. Box 9201        C/o Boston Equiserve      Corporate Agency     Shareholder Services       701 Western Avenue
 Boston, MA 02205-9715     100 William Street       & Reorganization        (781) 575-3120       Glendale, CA 91201-2397
                                Galleria           150 Royall Street                                  (800) 421-2856
                           New York, NY 10038      Mail Stop 45-01-40                                 (800) 244-8080
                             Canton, MA 02021

         Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. The accompanying instructions should be read carefully before this Cash Election Form is completed.


               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

         This Cash Election Form is being delivered in connection with the acquisition by Public Storage, Inc. ("PSI") of all of the Units not currently owned by PSI through the merger of a PSI subsidiary into the Partnership (the "Merger"), pursuant to the Agreement and Plan of Reorganization dated as of February 25, 2002, among PSI, PS Partners V, Merger Co., Inc. and the Partnership (the "Merger Agreement").

         The undersigned, subject to the Election Procedures (as defined below) and the other terms and conditions set forth in this Cash Election Form, including the documents incorporated herein by reference, hereby elects (an "Election"), as indicated below, upon consummation of the Merger to have each of the Units owned by the Unitholder converted into the right to receive $596 in cash, without interest (a "Cash Election").

         If the Exchange Agent has not received your properly completed Cash Election Form by the Election Deadline (as defined in Instruction A), you will receive PSI Common Stock in the Merger.

         The undersigned hereby certifies that this Election covers all of the Units registered in the name of the undersigned and either (i) beneficially owned by the undersigned, or (ii) owned by the undersigned in a representative or fiduciary capacity for a particular beneficial owner or for one or more beneficial owners, except as otherwise permitted pursuant to Instruction F(4). A Unitholder may not make a cash election as to less than all of the Units beneficially owned by such Unitholder.

         This Election is subject to the terms and conditions set forth in the Merger Agreement and the Information Statement and Prospectus dated ________________, 2002 (the "Information Statement and Prospectus") furnished to limited partners of the Partnership, in connection with the Merger, all of which are incorporated herein by reference. Receipt of the Information Statement and Prospectus, including the Merger Agreement attached as Appendix A thereto, is hereby acknowledged. Copies of the Information Statement and Prospectus are available from the Exchange Agent upon request (see Instruction G(9)).

         The Election by each holder of Units, including this Election by the undersigned, will be subject to the election procedures set forth in the Merger Agreement and described in the Information Statement and Prospectus (the "Election Procedures").

                                  INSTRUCTIONS


         The Execution Section of this Cash Election Form should be properly filled in, dated and signed, torn off and delivered to the Exchange Agent at the appropriate address set forth on the first page of this Cash Election Form. Please read and follow carefully the instructions regarding completion of this Cash Election Form set forth below. If you have any questions concerning this Cash Election Form or require any information or assistance, see Instruction G(1).

         HOLDERS OF UNITS WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM.

A. TIME IN WHICH TO ELECT

         IN ORDER FOR AN ELECTION TO BE EFFECTIVE, THE EXCHANGE AGENT MUST RECEIVE A PROPERLY COMPLETED CASH ELECTION FORM NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON ________________, 2002 (the "Election Deadline"). If all conditions set forth in the Merger Agreement have been met or, if permissible, waived, the Merger will be effective on ______________, 2002.

         IF THE EXCHANGE AGENT HAS NOT RECEIVED YOUR PROPERLY COMPLETED CASH ELECTION FORM BY THE ELECTION DEADLINE, YOU WILL RECEIVE PSI COMMON STOCK IN THE MERGER.

         For instructions regarding changes or revocations of Elections and the time in which such changes or revocations can be made, see Instructions F(1) and F(2) below.

B. ELECTIONS

         This Cash Election Form provides for your Election, subject to the Election Procedures and the other terms and conditions set forth hereunder and in the documents incorporated herein by reference, upon consummation of the Merger to have each of the Units covered by this Cash Election Form converted into the right to receive $596 in cash, without interest (a "Cash Election").

         You should understand that your Election is subject to certain terms and conditions that are set forth in the Merger Agreement and described in the Information Statement and Prospectus. The Merger Agreement is included as Appendix A to the Information Statement and Prospectus. Copies of the Information Statement and Prospectus may be requested from the Exchange Agent at the address and telephone number set forth on the first page of this Cash Election Form (see Instruction G(9)). The delivery of this Cash Election Form to the Exchange Agent constitutes acknowledgement of the receipt of the Information Statement and Prospectus. EACH HOLDER OF UNITS IS STRONGLY ENCOURAGED TO READ THE INFORMATION STATEMENT AND PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF, THE MERGER AND THIS CASH ELECTION FORM WITH HIS OR HER PERSONAL FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING WHETHER TO ELECT CASH. THE TAX CONSEQUENCES TO A HOLDER OF UNITS WILL VARY DEPENDING UPON A NUMBER OF FACTORS. FOR CERTAIN INFORMATION REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN ELECTION, SEE "FEDERAL INCOME TAX CONSIDERATIONS -- THE MERGER" IN THE INFORMATION STATEMENT AND PROSPECTUS.

C. CASH ELECTION

         By completing and submitting the Cash Election Form, you are electing, subject to the Election Procedures and the other terms and conditions set forth in this Cash Election Form, including the documents incorporated herein by reference, to receive cash for all of the Units covered by this Cash Election Form.

D. RECEIPT OF PSI COMMON STOCK

         HOLDERS OF UNITS WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM. After the Merger, holders of Units that were converted into shares of PSI Common Stock, without any further action, will be entitled to receive certificates representing the number of whole shares of PSI Common Stock into which Units will have been converted and cash payment in lieu of fractional share interests, if applicable. As soon as practicable after the Merger, the Exchange Agent will send the certificates for the PSI Common Stock to each holder of Units whose Units have been converted into shares of PSI Common Stock. HOLDERS OF UNITS WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE MERGER DO NOT NEED TO TAKE ANY ACTION TO RECEIVE THEIR RESPECTIVE CERTIFICATES REPRESENTING THE PSI COMMON STOCK.

E. FAILURE TO MAKE EFFECTIVE CASH ELECTION

         If you have failed to make an effective Cash Election or if your Election is deemed by the Exchange Agent or PSI to be defective in any way, you will receive PSI Common Stock in the Merger.

F. SPECIAL CONDITIONS

         (1) Revocation of Election. An election may be revoked by the person or persons making such election by a written notice signed and dated by such person or persons and received by the Exchange Agent prior to the Election Deadline, identifying the name of the registered holder of the Units subject to such Election and the total number of Units owned by the beneficial owner.

         (2) Nullification of Election. All Cash Election Forms will be void and of no effect if the Merger is not consummated.

         (3) Elections Subject to Election Procedures. All Elections are subject to the Election Procedures set forth in the Merger Agreement and described in the Information Statement and Prospectus under the caption "The Merger -- Cash Election Procedure" and to the other terms and conditions set forth thereunder and hereunder, including the documents incorporated herein by reference.

         (4) Units Held by Nominees, Trustees or other Representatives. Holders of record of Units who hold such Units as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Cash Election

         Forms covering the aggregate number of Units held by such Representative for the beneficial owners for whom the Representative is making an Election, provided, that such Representative certifies that each such Cash Election Form covers all the Units held by such Representative for a particular beneficial owner. Any Representative who makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such Units for a particular beneficial owner of such Units. If any Units held by a Representative are not covered by an effective Cash Election Form, they will be exchanged for PSI Common Stock.

G. GENERAL

         (1) Execution and Delivery. In order to make an effective Election, you must correctly fill in the Execution Section of this Cash Election Form. After dating and signing it, you are responsible for its delivery to the Exchange Agent at the address set forth on the first page of this Cash Election Form by the Election Deadline. YOU MAY CHOOSE ANY METHOD TO DELIVER THIS CASH ELECTION FORM; HOWEVER, YOU ASSUME ALL RISK OF NON-DELIVERY. IF YOU CHOOSE TO USE THE MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL, RETURN RECEIPT REQUESTED.

         (2) Signatures. Except as otherwise permitted below, you must sign this Cash Election Form exactly the way your name appears on the label in Box A (Registered Holder Information). If the Units are owned by two or more persons, each must sign exactly as his or her name appears on the label in Box A (Registered Holder Information). If the Units have been assigned by the registered owner, this Cash Election Form should be signed in exactly the same way as the name of the assignee appearing on the transfer documents. See Instruction G(5)(a).

         (3) Notice of Defects; Resolution of Disputes. None of the Partnership, PSI and the Exchange Agent will be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Cash Election Form or that any Cash Election Form submitted is defective in any way.

         Any and all disputes with respect to Cash Election Forms or to Elections made in respect of Units (including but not limited to matters relating to the Election Deadline, time limits, effectiveness of any Elections, will be resolved by PSI and its decision will be conclusive and binding on all concerned. PSI may delegate this function to the Exchange Agent in whole or in part. PSI or the Exchange Agent shall have the absolute right in its sole discretion to reject any and all Cash Election Forms which are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Cash Election Form.

         (4) Issuance of Payment Check(s). If the Payment Check(s) are to be issued in the name of the registered holder(s) as it appears on the label in Box A (Registered Holder Information), no guarantee of the signature on the Cash Election Form is required. For corrections in name and change in name not involving changes in ownership, see Instruction G(5)(b).

         (5) Issuance of Payment Check(s) in Different Names. If the Payment Check(s) are to be issued in the name of someone other than the registered holder(s) as it appears on the label in Box A (Registered Holder Information), you must follow the guidelines below. Note that in each circumstance listed below, unitholder(s) must have signature(s) guaranteed in Box C (Signature Guarantee) and complete Box E (Special Payment Instructions).

                  (a) Transferee's Signature and Guarantee. The Cash Election Form must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. See Box B (Sign
         Here). The signature of such transferee or assignee must be medallion guaranteed by an eligible guarantor institution as provided below.

                  DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

         Generally an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means: (i) banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance
Act); (ii) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934; (iii) credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve
Act); (iv) national securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934; and (v) savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

                  (b) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows. For a change in name by marriage, etc., the Cash Election Form should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Cash Election Form should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be guaranteed in the manner described in Instruction G(5)(a) above and Box E (Special Payment Instructions) should be completed. You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of Payment Check(s) in a name different from that of the registered holder(s) of the Units.

         (6) Supporting Evidence. In case any Cash Election Form is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Cash Election Form) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the Units. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

         (7) Special Mailing Instructions. The Payment Check(s) will be mailed to the address of the registered holder(s) as indicated in Box A (Registered Holder Information), unless instructions to the contrary are given in Box F (Special Mailing Instructions).

         (8) Federal Income Tax Withholding. Under Federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service disclosing any payments of cash being made to each holder of Units pursuant to the Merger Agreement. In order to avoid backup withholding of Federal income tax on any cash received upon the surrender of Units, a holder thereof must, unless an exemption applies, provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9, which is part of this Cash Election Form (Box D), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for surrender of Units may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

         Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the Internal Revenue Service.

         The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the Units at the effective time of the Merger. The TIN for an individual is his or her social security number. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the Units has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the Units must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Exchange Agent will withhold 31% on all cash payments with respect to surrendered Units made prior to the time it is provided with a properly certified TIN.

         Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from the Exchange Agent. A unitholder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

         The signature and date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Cash Election Form are true, correct and complete.

         (9) Assistance and Information. If you need assistance to complete this Cash Election Form or wish to obtain additional copies of the Cash Election Form and the Information Statement and Prospectus, please contact the Exchange Agent at the addresses and telephone number set forth on the first page of this Cash Election Form. If you have questions, please contact PSI, Investor Services Department, at the address and telephone numbers set forth on the first page of this Cash Election Form.

H. DELIVERY OF PAYMENT CHECKS

         As soon as practicable after the Merger becomes effective, the Exchange Agent will make the payments of cash to be received by holders of Units or their designees in accordance with the Election Procedures. The Exchange Agent will thereafter issue and mail to you a check for any cash to which you are entitled.

         After the Merger, holders of Units that were converted into shares of PSI Common Stock, without any further action, will be entitled to receive certificates representing the number of whole shares of PSI Common Stock into which Units will have been converted and cash payment in lieu of fractional share interests, if applicable. As soon as practicable after the Merger, the Exchange Agent will send the certificates for the PSI Common Stock to each holder of Units whose Units have been converted into shares of PSI Common Stock. HOLDERS OF UNITS WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE MERGER DO NOT NEED TO TAKE ANY ACTION TO RECEIVE THEIR RESPECTIVE CERTIFICATES REPRESENTING THE PSI COMMON STOCK.

                               CASH ELECTION FORM
              RELATING TO UNITS OF LIMITED PARTNERSHIP INTEREST OF PS PARTNERS V, LTD., A CALIFORNIA LIMITED PARTNERSHIP

                                EXECUTION SECTION

BOX A
--------------------------------------------------------------------------------
REGISTERED HOLDER INFORMATION
The following label indicates the Unitholder's name and address and the number of Units (in the upper right corner of the label) to which this Cash Election Form relates.


--------------------------------------------------------------------------------


                             UNITHOLDER(S) SIGN HERE


The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Cash Election Form and to surrender for cancellation the above-described Units and that the rights represented by the Units are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the above-described Units surrendered hereby. All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This surrender of the above-described Units may be revoked only in accordance with Instruction F(1).


BOX B
--------------------------------------------------------------------------------
                                    SIGN HERE

To be completed by all person(s) executing this Cash Election Form.

Signature(s):
             -------------------------------------------------------------------
--------------------------------------------------------------------------------

 Date:                                   Telephone:
      ----------------------------                 -----------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on the label in Box A (Registered Holder Information) or by person(s) authorized to become registered holders by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the following information. (See Instruction G(6)).

Name(s):
        ------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capacity (Full Title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------
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--------------------------------------------------------------------------------


BOX C
--------------------------------------------------------------------------------
                               SIGNATURE GUARANTEE

To be completed only if required by Instruction G(5). Your signature must be MEDALLION GUARANTEED by an eligible financial institution. Note: a notarization by a notary public is not acceptable.


FOR USE BY FINANCIAL INSTITUTION ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.


--------------------------------------------------------------------------------

                               CASH ELECTION FORM
              RELATING TO UNITS OF LIMITED PARTNERSHIP INTEREST OF PS PARTNERS V, LTD., A CALIFORNIA LIMITED PARTNERSHIP

                          EXECUTION SECTION (CONTINUED)

                            IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. IF THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 IS CHECKED, THE "CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER" BELOW MUST BE COMPLETED.

BOX D
------------------------------------- ------------------------------------------- ------------------------------------------
                                      Part 1 - PLEASE PROVIDE YOUR TIN IN THE        Social Security Number or Employer
                                      BOX AT RIGHT AND CERTIFY BY SIGNING AND               Identification Number
SUBSTITUTE                            DATING BELOW.
                                                                                        ---------------------------
                                      ------------------------------------------- ------------------------------------------
Form                                  W-9 Part 2 - Check the box if you are not subject to backup withholding because (1)
                                      you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has
Department of the Treasury Internal   notified you that you are no longer subject to backup withholding. [ ]
Revenue Service                       --------------------------------------------------------------------------------------
Payer's Request for Taxpayer          Certification - Under penalties of          Part 3 -
Identification Number (TIN)           perjury, I certify that the information
                                      provided on this form is true, correct      Awaiting TIN [ ]
                                      and complete.
                                                                                  ------------------------------------------
Signature:                            Date:
          -----------------------          ---------------------
------------------------------------- ------------------------------------------- ------------------------------------------

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of any cash payment made to me will be withheld, but that such amount will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature:                            Date:
          -----------------------          -----------------------
--------------------------------------------------------------------------------


                    SPECIAL PAYMENT AND MAILING INSTRUCTIONS

The undersigned understands that the check issued as payment in cash (such checks being referred to herein as "Payment Checks") with respect to the Units surrendered will be issued in the same name(s) as on the label in Box A (Registered Holder Information) and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box E (Special Payment Instructions) or Box F (Special Mailing Instructions) below. If Box E (Special Payment Instructions) is completed, the signature of the undersigned must be guaranteed as set forth in Instruction G(5).


BOX E
--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
To be completed only if the Payment Check(s) is (are) to be issued in the name(s) of someone other than the registered holder(s) set forth above. Signature must be guaranteed. (See Instruction G(5).)

Name:
          ----------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------

Social Security Number or
                                   ---------------------------------------------
Employer Identification Number:
                                   ---------------------------------------------
--------------------------------------------------------------------------------

BOX F
--------------------------------------------------------------------------------
                          SPECIAL MAILING INSTRUCTIONS
To be completed only if the Payment Check(s) is (are) to be issued to the registered holder(s) and mailed to an address other than that of the registered holder(s) set forth above. (See Instruction G(7).)

Address:
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------